Exhibit 10.1

Execution Version

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of June 21, 2020 by and among Invitae Corporation, a Delaware corporation (the “Company”), and the Investors identified on Exhibit A attached hereto (each an “Investor” and collectively the “Investors”).

RECITALS

A. Contemporaneously with the execution hereof, the Company, Apollo Merger Sub A Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub A”), Apollo Merger Sub B LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub B”), ArcherDX, Inc., a Delaware corporation (“Archer”), and Kyle Lefkoff solely in his capacity as representative of the stockholders of Archer, have entered into an Agreement and Plan of Merger and Plan of Reorganization Merger Agreement (as such agreement may be amended or supplemented from time to time pursuant to the terms thereof, the “Merger Agreement”) and the Company and Perceptive Credit Holdings III, LP have entered into the Commitment Letter (as defined below);

B. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the 1933 Act (as defined below) and Rule 506 of Regulation D (“Regulation D”) promulgated by the SEC (as defined below) thereunder;

C. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and subject to the conditions stated in this Agreement, an aggregate of 16,320,476 shares (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”) at a purchase price of $16.85 per share; and

D. Contemporaneously with the sale of the Shares, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights in respect of the Shares under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person. With respect to an Investor managed on a discretionary basis by an investment manager, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor shall, for purposes hereof, be deemed to be an Affiliate of such Investor.

“Archer” means ArcherDX, Inc., a Delaware corporation.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Closing” has the meaning set forth in Section 3.1.

“Closing Date” has the meaning set forth in Section 3.1.

“Commitment Letter” means the Commitment Letter, dated June 21, 2020, between the Company and Perceptive Credit Holdings III, LP.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Common Stock Equivalents” means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the 1933 Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Company Intellectual Property” has the meaning set forth in Section 4.13.

“Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company.

“Confidential Information” has the meaning set forth in Section 5.12.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Covid-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, directive, guidelines or recommendations promulgated by any industry group or any governmental authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including The Coronavirus Aid, Relief, and Economic Security Act and The Families First Coronavirus Response Act.

“Disclosure Schedule” has the meaning set forth in Section 4.

“Disqualification Event” has the meaning set forth in Section 4.32.

“DTC” has the meaning set forth in Section 7.4(a).

“EDGAR system” has the meaning set forth in Section 4.8.

“Effective Date” has the meaning set forth in Section 7.4(a).

“Environmental Laws” has the meaning set forth in Section 4.14.

“GAAP” has the meaning set forth in Section 4.16.

“Investor Questionnaire” has the meaning set forth in Section 5.8.

“Losses” has the meaning set forth in Section 8.2.

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, financial condition or business of the Company and its subsidiaries taken as a whole, (ii) the legality or enforceability of any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents, provided, however, that any determination of whether there has been a Material Adverse Effect shall not include any adverse effect, change, event, occurrence or state of facts (whether short term or long term): (A) that generally affects the industry in the same geography in which the Company and its subsidiaries operate; (B) that results from general economic or political conditions in any country where the business of the Company and its subsidiaries is conducted; (C) arising out of or attributable to any changes in financial, banking or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (D) arising out of or attributable to any acts of war (whether or not declared), armed hostilities, terrorism, sabotage, curfews, riots, demonstrations or public disorders or any escalation or worsening of acts of war, armed hostilities, terrorism, riots, demonstrations or public disorders; or the escalation or worsening thereof; (E) consisting of any changes in applicable laws, regulations, rules, orders, or other binding directives issued by any governmental authority, or accounting rules (including GAAP), or the enforcement, implementation or interpretation thereof; (F) consisting of any natural or man-made disaster or acts of God (including earthquakes, floods, hurricanes, tornados, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the date of this Agreement); (G) the announcement, pendency of or performance of the Transactions, including by reason of the identity of the Parties and including the impact of any of the foregoing on any relationships, contractual or otherwise, with customers, suppliers, distributors, collaboration partners, employees or regulators; (H) the taking of any action expressly required by the terms of this Agreement or taken at the written request of, or with the prior written consent of, the other Party; (I) consisting of any failure by the Company to meet any internal or published projections, forecasts or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); or (J) arising out of or resulting from the litigation between Archer and Natera Inc.; except, in each of clauses (A) through (F), such effect, change, event, occurrence or state of facts shall be taken into account in the determination of whether a Material Adverse Effect has occurred solely to the extent (and only to the extent) that such effect, change, event, occurrence or state of facts materially and disproportionately affected the Company and its subsidiaries relative to other participants in the industries or in the same geographies in which the Company and its subsidiaries operate.

“Material Contract” means any contract, instrument or other agreement to which the Company is a party or by which it is bound that has been filed or was required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K.

“Merger” means the merger of Merger Sub A with and into Archer with Archer surviving such merger as a wholly owned subsidiary of the Company, promptly following which Archer will merge with and into Merger Sub B, pursuant to the terms and conditions of the Merger Agreement.

“Merger Agreement” has the meaning set forth in the Recitals to this Agreement.

“NYSE” means The New York Stock Exchange.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” means Cowen and Company, LLC and Perella Weinberg Partners L.P.

“Press Release” has the meaning set forth in Section 9.7.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NYSE.

“Registration Rights Agreement” has the meaning set forth in the recitals to this Agreement.

“Regulation D” has the meaning set forth in the recitals to this Agreement.

“Required Investors” has the meaning set forth in the Registration Rights Agreement.

“SEC Filings” has the meaning set forth in Section 4.

“Shares” has the meaning set forth in the recitals to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Stock Event” has the meaning set forth in Section 2.1.

“Threshold Price Restriction” has the meaning set forth in Section 7.5(a)

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the Pink Open Market of OTC Markets Group Inc. (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transfer Agent” has the meaning set forth in Section 7.4(a).

“Transaction Documents” means this Agreement and the Registration Rights Agreement.

“SEC” means the U.S. Securities and Exchange Commission.

“1933 Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“8-K Filing” has the meaning set forth in Section 9.7.

2. Purchase and Sale of the Shares.

2.1 On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to issue and sell, and the Investors hereby irrevocably agree to purchase, severally and not jointly, for a price per share of $16.85, subject to appropriate adjustment for any stock dividend, stock split, stock combination, recapitalization or similar event occurring after the date hereof and on or prior to the Closing Date (a “Stock Event”), the number of Shares in the respective amounts set forth opposite the name of such Investor as indicated on Exhibit A attached hereto.

2.2 The obligation of each Investor to purchase the Shares contemplated hereby will become an irrevocable obligation, subject only to the satisfaction of the conditions set forth in Section 6.1 and Section 6.2, when a copy of this Agreement, signed by the Investor, is countersigned by the Company.

3. Closing.

3.1 Upon the satisfaction of the conditions set forth in Section 6, the completion of the purchase and sale of the Shares (the “Closing”) shall occur remotely via exchange of documents and signatures at a time (the “Closing Date”) substantially concurrent with the consummation of the Merger. The Company shall deliver to each Investor a written notice identifying the Closing Date at least three Business Days prior to Closing.

3.2 On the Closing Date, each Investor shall deliver or cause to be delivered to the Company, via wire transfer of immediately available funds pursuant to the wire instructions delivered to such Investor by the Company on or prior to the Closing Date, an amount equal to the aggregate purchase price to be paid by the Investor for the Shares to be acquired by it as set forth opposite the name of such Investor under the heading “Aggregate Purchase Price” on Exhibit A attached hereto.

3.3 At or before the Closing, the Company shall deliver or cause to be delivered to each Investor a number of Shares, registered in the name of the Investor (or its nominee in accordance with its delivery instructions), equal to the number of Shares set forth opposite the name of such Investor on Exhibit A attached hereto, subject to appropriate adjustment for any Stock Event. The Shares shall be delivered via a book-entry record through the Company’s transfer agent on a “delivery versus payment” basis.

3.4 Certain Deliveries.

(a) At the Closing, subject to the terms and conditions hereof, the Company will deliver, or cause to be delivered, to each of the Investors:

(i) A duly executed Registration Rights Agreement;

(ii) A certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.2;

(iii) A certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, certifying the resolutions adopted by the Board of Directors of the Company approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and

(iv) An opinion from Pillsbury Winthrop Shaw Pittman LLP, the Company’s counsel, dated as of the Closing Date, in form and substance provided to the Investor as of the date hereof.

(b) At the Closing, subject to the terms and conditions hereof, each Investor will deliver, or cause to be delivered to the Company:

(i) A Registration Rights Agreement, duly executed by such Investor; and

(ii) An Investor Questionnaire.

4. Representations and Warranties of the Company. References in this Agreement to the “Company” refer to Invitae Corporation and its wholly owned subsidiaries, except as otherwise indicated herein or as the context otherwise requires. The Company hereby represents and warrants to the Investors that, except (i) as contemplated by the Transaction Documents, (ii) as set forth in Schedule 4 hereto (the “Disclosure Schedule”) or (iii) as described in the Company’s filings with the SEC pursuant to the 1934 Act (the “SEC Filings”) (excluding any disclosures set forth under the headings “Risk Factors,” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature; it being understood that any factual information contained within such headings, disclosure or statements shall not be excluded), which qualify these representations and warranties in their entirety, as follows.

4.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own or lease its properties. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect. The subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 or otherwise described in the SEC Filings are the only subsidiaries of the Company and each is wholly-owned by the Company. Each of the Company’s subsidiaries is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite power and authority to carry on its business as now conducted and to own or lease its properties. Each of the Company’s subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect. All of the issued and outstanding capital stock of the Company’s subsidiaries has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim.

4.2 Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of the Transaction Documents, the Commitment Letter and the Merger Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, including the consummation of the transactions contemplated hereby and thereby (other than the stockholder approvals contemplated by the Merger Agreement), and (iii) the authorization, issuance and delivery of the Shares. The Transaction Documents, the Commitment Letter and the Merger Agreement constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

4.3 Capitalization. The Company is authorized under its Certificate of Incorporation to issue 400,000,000 shares of Common Stock and 20,000,000 shares of preferred stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such disclosure was accurate in all material respects as of the date indicated in such SEC Filing. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any pre-emptive rights; and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company, including, without limitation, the Shares. There are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by (a) this Agreement, (b) the Merger Agreement and (c) the Commitment Letter. Except for the Registration Rights Agreement and the registration rights agreements disclosed in the SEC Filings, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as provided in the Registration Rights Agreement and the registration rights agreements disclosed in the SEC Filings, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

The issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

4.4 Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.5 Consents. The execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Shares require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than (a) filings that have been made pursuant to applicable state securities laws, (b) post-sale filings pursuant to applicable state and federal securities laws, (c) filings pursuant to the rules and regulations of NYSE, (d) filing of the registration statement required to be filed by the Registration Rights Agreement, (e) stockholder approvals to be obtained as contemplated by the Merger Agreement, and (f) the filing of a Current Report on Form 8-K as contemplated hereby, each of which the Company has filed or undertakes to file or obtain within the applicable time. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties is subject that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

4.6 No Material Adverse Change. Since March 31, 2020, except as described in the SEC Filings, there has not been:

(i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, except for changes in the ordinary course of business which have not had and would not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

(ii) any declaration or payment by the Company of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(iii) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(iv) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted);

(vi) any change or amendment to the Company’s Restated Certificate of Incorporation or Amended and Restated Bylaws, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

(vii) any material labor difficulties or, to the Company’s Knowledge, labor union organizing activities with respect to employees of the Company;

(viii) any material transaction entered into by the Company other than in the ordinary course of business;

(ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company; or

(x) any other event or condition of any character that has had or would reasonably be expected to have a Material Adverse Effect.

4.7 SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1934 Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material). At the time of filing thereof, such filings complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

4.8 No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares in accordance with the provisions thereof will not, except for such violations, conflicts or defaults as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) conflict with or result in a breach or violation of (a) any of the terms and provisions of, or constitute a default under, the Company’s Restated Certificate of Incorporation or the Company’s Amended and Restated Bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the Electronic Data Gathering, Analysis, and Retrieval system (the “EDGAR system”)), or (b) assuming the accuracy of the representations and warranties in Section 5, any applicable statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or its subsidiaries, or any of their assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of the Company or its subsidiaries or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract.

4.9 Tax Matters. The Company and its subsidiaries have timely prepared and filed all tax returns required to have been filed by them with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by them. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity.

4.10 Title to Properties. The Company and each of its subsidiaries has good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and each of its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

4.11 Certificates, Authorities and Permits. The Company possesses adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where failure to so possess would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. The Company has not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that would reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, on the Company.

4.12 Labor Matters.

(a) The Company is not party to or bound by any collective bargaining agreements or other agreements with labor organizations. To the Company’s Knowledge, the Company has not violated in any material respect any laws, regulations, orders or contract terms affecting the collective bargaining rights of employees or labor organizations, or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees’ health, safety, welfare, wages and hours.

(b) No material labor dispute with the employees of the Company, or with the employees of any principal supplier, manufacturer, customer or contractor of the Company, exists or, to the Company’s Knowledge, is threatened or imminent.

4.13 Intellectual Property. The Company owns, possesses, licenses or has other rights to use, the patents and patent applications, copyrights, trademarks, service marks, trade names, service names and trade secrets described in the SEC Filings as necessary or material for use in connection with its business and which the failure to so have would have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Company Intellectual Property”). There is no pending or, to the Company’s Knowledge, threatened action, suit, proceeding or claim by any Person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s Knowledge, there is no existing infringement by another Person of any of the Company Intellectual Property that would have or would reasonably be expected to have a Material Adverse Effect. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of the Company Intellectual Property, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.14 Environmental Matters. The Company is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has not released any hazardous substances regulated by Environmental Law onto any real property that it owns or operates, and has not received any written notice or claim it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, which violation, release, notice, claim, or liability would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and to the Company’s Knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

4.15 Legal Proceedings. There are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or its subsidiaries is or may reasonably be expected to become a party or to which any property of the Company or its subsidiaries is or may reasonably be expected to become the subject that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

4.16 Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates presented and its consolidated results of operations and cash flows for the periods presented, subject in the case of unaudited financial statements to normal, year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, except as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

4.17 Insurance Coverage. The Company maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

4.18 Compliance with NYSE Continued Listing Requirements. The Company is in compliance with applicable NYSE continued listing requirements. There are no proceedings pending or, to the Company’s Knowledge, threatened against the Company relating to the continued listing of the Common Stock on NYSE and the Company has not received any notice of, nor to the Company’s Knowledge is there any reasonable basis for, the delisting of the Common Stock from NYSE.

4.19 Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. No Investor shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 4.19 that may be due in connection with the transactions contemplated by this Agreement or the Transaction Documents.

4.20 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

4.21 No Integrated Offering. Neither the Company nor its subsidiaries nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any Company security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

4.22 Private Placement. Assuming the accuracy of the representations and warranties of the Investors set forth in Section 5, the offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act. At the time of issuance, the issuance and sale of the Shares will not contravene the rules and regulations of NYSE.

4.23 Questionable Payments. Neither the Company nor its subsidiaries nor, to the Company’s Knowledge, any of their current or former directors, officers, employees, agents or other Persons acting on behalf of the Company or its subsidiaries, has on behalf of the Company or its subsidiaries in connection with its business: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets which is in violation of law; (d) made any false or fictitious entries on the books and records of the Company; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

4.24 Transactions with Affiliates. None of the executive officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of equity awards, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

4.25 Internal Controls. The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 under the 1934 Act), which are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities. Since the end of the Company’s most recent audited fiscal year, there have been no significant deficiencies or material weaknesses in the Company’s internal control over financial reporting (whether or not remediated) and no change in the Company’s internal control over financial reporting that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting. The Company is not aware of any change in its internal controls over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or would reasonably be expected to materially affect, the Company’s internal control over financial reporting.

4.26 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information with respect to the transactions contemplated hereby that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or its subsidiaries, other than with respect to the transactions contemplated hereby and as described on the Disclosure Schedule, which will be disclosed in the Press Release (as defined below). The SEC Filings and the slide presentation presented to the Investors by the Company in connection with the offer and sale of the Shares, when considered together, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in securities of the Company.

4.27 Required Filings. Except for the transactions contemplated by this Agreement, including the acquisition of the Shares contemplated hereby, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the SEC Filings are being incorporated by reference into an effective registration statement filed by the Company under the 1933 Act).

4.28 Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

4.29 Manipulation of Price. The Company has not, and, to the Company’s Knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares.

4.30 Anti-Bribery and Anti-Money Laundering Laws. Each of the Company, its subsidiaries and any of their respective officers, directors, supervisors, managers, agents, or employees, are and have at all times been in compliance with and its participation in the offering will not violate: (A) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope or (B) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 U.S. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

4.31 Compliance. The Company is not (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body specifically naming the Company or (iii) in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Material Adverse Effect.

4.32 No Bad Actors. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the 1933 Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person, except (i) for a Disqualification Event as to which Rule 506(d)(2)(ii—iv) or (d)(3) is applicable and (ii) no such representation is made with respect to the Placement Agents, or any of their respective general partners, managing members, directors, executive officers or other officers.

4.33 Sufficient Proceeds. The cash proceeds to be received by the Company upon the closing of the transactions contemplated by the Commitment Letter, when taken together with (i) the net cash proceeds to be received by the Company pursuant to the terms hereof and (ii) the cash currently reflected on the Company’s most recent balance sheet, are sufficient to satisfy the cash component of the total consideration required to be paid by the Company to the stockholders of Archer pursuant to the terms of the Merger Agreement.

4.34 Merger Agreement. The Company has no reason to believe that the representations and warranties of Archer contained in the Merger Agreement are untrue in any material respect.

5. Representations and Warranties of the Investors

Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to invest in the Shares pursuant to this Agreement.

5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and each has been duly executed and when delivered will constitute the valid and legally binding and irrevocable obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles.

5.3 Purchase Entirely for Own Account. The Shares to be received by such Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

5.5 Disclosure of Information. Such Investor has had an opportunity to receive, review and understand all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted and completed its own independent due diligence. Such Investor acknowledges that copies of the SEC Filings are available on the EDGAR system. Based on the information such Investor has deemed appropriate, and without reliance upon any Placement Agents, it has independently made its own analysis and decision to enter into the Transaction Documents. Such Investor is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

5.6 Restricted Securities. Such Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only pursuant to exemptions from the registration requirements thereof.

5.7 Legends. It is understood that, except as provided below, certificates or book-entry positions evidencing the Shares may bear the following or any similar legend:

(a) “The securities represented hereby have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended, and, accordingly, may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933, as amended.”

(b) If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

5.8 Accredited Investor. Such Investor is an (a) “accredited investor” within the meaning of Rule 501(a) (1), (2), (3) or (7) under the 1933 Act and (b) an “Institutional Account” as defined in FINRA Rule 4512(c). Such Investor has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit C (the “Investor Questionnaire”), which such Investor represents and warrants is true, correct and complete. Such Investor is a sophisticated institutional investor with sufficient knowledge and experience in investing in private equity transactions to properly evaluate the risks and merits of its purchase of the Shares.

5.9 Placement Agents. Such Investor hereby acknowledges and agrees that (a) each of the Placement Agents is acting solely as placement agent in connection with the execution, delivery and performance of the Transaction Documents and is not acting as an underwriter or in any other capacity in connection therewith and is not and shall not be construed as a fiduciary for such Investor, the Company or any other person or entity in connection with the execution, delivery and performance of the Transaction Documents, (b) no Placement Agent has made or will make any representation or warranty, whether express or implied, of any kind or character, to such Investor or has provided any advice or recommendation to such Investor in connection with the execution, delivery and performance of the Transaction Documents, (c) no Placement Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the execution, delivery and performance of the Transaction Documents, or the execution, legality, validity or enforceability (with respect to any person) thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, and (d) no Placement Agent will have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such Investor, the Company or any other person or entity), whether in contract, tort or otherwise, to such Investor, or to any person claiming through it, in respect of the execution, delivery and performance of the Transaction Documents.

5.10 No General Solicitation. Such Investor did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

5.11 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

5.12 Short Sales and Confidentiality. Other than consummating the transactions contemplated hereunder, such Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company or of any other entity on the basis of confidential information provided by the Company or a Placement Agent to such Investor transaction (including the existence and terms of this transaction and other non-public information), (the “Confidential Information”) during the period commencing as of the time that such Investor was first contacted by the Company, a Placement Agent or any other Person regarding the transactions contemplated hereby and ending immediately prior to the date hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement. Subject to Section 9.7, other than to other Persons party to this Agreement and to such Investor’s legal counsel, such Investor has maintained and will continue to maintain the confidentiality of the Confidential Information, and such Investor agrees that it will not use any Confidential Information in violation of applicable securities laws.

5.13 No Government Recommendation or Approval. Such Investor understands that no United States federal or state agency, or similar agency of any other country, has reviewed, approved, passed upon, or made any recommendation or endorsement of the Company or the purchase of the Shares.

5.14 No Intent to Effect a Change of Control. Such Investor has no present intent to effect a “change of control” of the Company as such term is understood under the rules promulgated pursuant to Section 13(d) of the 1934 Act.

5.15 No Rule 506 Disqualifying Activities. Such Investor has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506 (d)(1) of the 1933 Act.

5.16 Residency. Such Investor’s office in which its investment decision with respect to the Shares was made is located at the address immediately below such Investor’s name on its signature page hereto.

5.17 No Conflicts. The execution, delivery and performance by such Investor of the Transaction Documents and the consummation by such Investor of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Investor or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Investor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Investor, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Investor to perform its obligations hereunder.

6. Conditions to Closing.

6.1 Mutual Conditions. The obligation of each Investor to purchase Shares at the Closing and the obligation of the Company to sell and issue the Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions (any of which may be waived by a party (as to itself only) to the extent permitted by applicable law):

(a) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(b) No stop order or suspension of trading shall have been imposed by NYSE, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

(c) The closing of the Merger shall be or has been consummated substantially concurrently with the Closing.

6.2 Conditions to the Investors’ Obligations. The obligation of each Investor to purchase Shares at the Closing is subject to the fulfillment to such Investor’s satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

(a) The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date, except where the failure of the representations and warranties to be so true and correct, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

(b) The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(c) The Company shall have filed with NYSE a Supplemental Listing Application for the listing of the Shares, and NYSE shall have raised no objection to the consummation of the transactions contemplated by the Transaction Documents.

6.3 Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) The representations and warranties made by the Investors in Section 5 hereof shall be true and correct as of the date hereof and on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b) The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

(c) Any Investor purchasing Shares at the Closing shall have paid in full its purchase price to the Company.

6.4 Termination of Obligations to Effect Closing; Effects.

(a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and Investors that agreed to purchase a majority of the Shares to be issued and sold pursuant to this Agreement;

(ii) By the Company if any of the conditions set forth in Section 6.3 shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Investor;

(iv) Upon the termination of the Merger Agreement in accordance with its terms;

(v) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to the Outside Date (as defined in the Merger Agreement and as may be extended as described therein); or

(vi) By either the Company or any Investor (with respect to itself only) if the condition set forth in Section 6.1(a) or Section 6.1(b) shall have become incapable of fulfillment, and shall not have been waived by the Company and the Investor;

provided, however, that, except in the case of clauses (ii) or (iii) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

(b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.4, written notice thereof shall be given to the other Investors by the Company and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.4 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

7. Covenants and Agreements of the Company

7.1 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company’s obligations to the Investors under the Transaction Documents.

7.2 NYSE Listing. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on NYSE and, in accordance therewith, will use commercially reasonable efforts to comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

7.3 Termination of Covenants. The provisions of Sections 7.1 and 7.2 shall terminate and be of no further force and effect on the date on which the Company’s obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

7.4 Removal of Legends.

(a) In connection with any sale, assignment, transfer or other disposition of the Shares by an Investor pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by the Investor with the requirements of this Agreement, if requested by the Investor, the Company shall cause the transfer agent for the Common Stock (the “Transfer Agent”) to remove any restrictive legends related to the book entry account holding such Shares and make a new, unlegended entry for such book entry Shares sold or disposed of without restrictive legends, provided that the Company has received from the Investor customary representations and other documentation reasonably acceptable to the Company in connection therewith. Subject to receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, upon the earliest of such time as the Shares (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144, or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision (such earliest date, the “Effective Date”), the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry Shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act if required by the Transfer Agent to effect the removal of the legend in accordance with the provisions of this Agreement. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 7.4, it will, within three Trading Days of the delivery by an Investor to the Company or the Transfer Agent of a certificate representing shares issued with a restrictive legend and receipt from the Investor by the Company and the Transfer Agent of customary representations and other documentation reasonably acceptable to the Company and the Transfer Agent in connection therewith, deliver or cause to be delivered to such Investor a certificate representing such Shares that is free from all restrictive and other legends. Shares subject to legend removal hereunder may be transmitted by the Transfer Agent to the Investor by crediting the account of the Investor’s prime broker with The Depository Trust Company (“DTC”) as directed by such Investor. The Company shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

(b) Each Investor, severally and not jointly with the other Investors, agrees with the Company (i) that such Investor will sell any Shares pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption therefrom, (ii) that if Shares are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein and (iii) that if, after the effective date of the registration statement covering the resale of the Shares, such registration statement is not then effective and the Company has provided notice to such Investor to that effect, such Investor will sell Shares only in compliance with an exemption from the registration requirements of the 1933 Act.

7.5 Subsequent Equity Sales.

(a) From the date hereof until sixty (60) days after the Closing Date, without the consent of the Required Investors, the Company shall not (A) issue shares of Common Stock or Common Stock Equivalents or (B) file with the SEC a registration statement under the 1933 Act relating to any shares of Common Stock or Common Stock Equivalents, except pursuant to the terms of agreements to which the Company is currently a party or as described in the Disclosure Schedule. Notwithstanding the foregoing, the provisions of this Section 7.5(a) shall not apply to (i) the issuance of the Shares hereunder, (ii) the issuance of Common Stock or Common Stock Equivalents upon the conversion or exercise of any securities of the Company outstanding or issuable on the date hereof or outstanding or issuable pursuant to clause (iii) or (vii) below, (iii) the issuance of any Common Stock or Common Stock Equivalents pursuant to any Company stock-based compensation plans, (iv) the filing of a registration statement on Form S-8 under the 1933 Act to register the offer and sale of securities under any employee benefit or equity incentive plans of the Company, (v) the issuance of Common Stock pursuant to the Sales Agreement, dated August 9, 2018, between the Company and Cowen and Company, LLC, as amended, at a price per share at or above $30.00 (the “Threshold Price Restriction”), subject to any adjustment for any Stock Event; provided, however, that the Threshold Price Restriction shall no longer apply to this clause (v) after the Shares have been registered for resale pursuant to the Registration Rights Agreement, (vi) the filing of a registration statement on Form S-3 under the 1933 Act to register the offer and sale of securities pursuant to the registration rights agreements disclosed in the SEC Filings or (vii) the issuance of any Common Stock or Common Stock Equivalents in connection with a transaction described or as otherwise disclosed in the Disclosure Schedule.

(b) The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the 1933 Act of the sale of the Shares to the Investors, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

7.6 Short Sales and Confidentiality After the Date Hereof. Each Investor covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until the earlier of such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated in full. Each Investor covenants that until such time as the transactions contemplated by this Agreement are initially publicly disclosed by the Company as provided in Section 9.7, such Investor will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Each Investor understands and acknowledges that the staff of the SEC currently takes the position that coverage of Short Sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the 1933 Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

8. Survival and Indemnification.

8.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement for the applicable statute of limitations.

8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates, and their respective directors, officers, trustees, members, managers, employees, investment advisers and agents, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.

8.3 Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed in writing to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation or that includes any admission as to fault, culpability or failure to act on the part of such indemnified party. No indemnified party will, except with the consent of the indemnifying party, consent to entry of any judgment or enter into any settlement.

9. Miscellaneous.

9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or each of the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares in a transaction complying with applicable securities laws without the prior written consent of the Company or the other Investors, provided such assignee agrees in writing to be bound by the provisions hereof that apply to Investors. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Without limiting the generality of the foregoing, in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term “Company” shall be deemed to refer to such Person and the term “Shares” shall be deemed to refer to the securities received by the Investors in connection with such transaction. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2 Counterparts; Faxes; E-mail. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile or e-mail, which shall be deemed an original.

9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile or e-mail, then such notice shall be deemed given upon receipt of confirmation of complete facsimile transmittal or confirmation of receipt of an e-mail transmission, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Invitae Corporation

1400 16th Street

San Francisco, California 94103

Attention: General Counsel

email:

With a copy to:

Pillsbury Winthrop Shaw Pittman LLP

12255 El Camino Real, Suite 300

San Diego, California 92130

Attention: Mike Hird

Fax: (858) 509-4010

If to the Investors:

To the addresses set forth on the signature pages hereto.

9.5 Expenses. Except as set forth elsewhere in the Transaction Documents, the parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated; it being understood that each of the Company and each Investor has relied on the advice of its own respective counsel.

9.6 Amendments and Waivers. Prior to Closing, no amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by a duly authorized representative of such party and consented to in writing by the Company and the Required Investors. Following the Closing, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Investors. Notwithstanding the foregoing, this Agreement may not be amended and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment or waiver applies to all Investors in the same fashion. Any amendment or waiver effected in accordance with this paragraph shall be binding upon (i) prior to Closing, each Investor that signed such amendment or waiver and (ii) following the Closing, each holder of any Shares purchased under this Agreement at the time outstanding, and in each case, each future holder of all such Shares and the Company.

9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Investors without the prior consent of the Company (which consent shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Investors shall allow the Company reasonable time to comment on such release or announcement in advance of such issuance. Notwithstanding the foregoing, each Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations without prior notice to or consent from the Company. The Company shall not include the name of any Investor in any press release or public announcement (which, for the avoidance of doubt, shall not include any SEC Filing) without the prior written consent of such Investor. By 8:30 a.m. (New York City time) on the Business Day immediately following the date this Agreement is executed, the Company shall issue one or more press releases (each, a “Press Release”) disclosing all material terms of transactions contemplated by this Agreement and described in paragraphs 1 and 2 of the Disclosure Schedule. No later than 5:30 p.m. (New York City time) on the fourth Business Day following the date this Agreement is executed, the Company will file a Current Report on Form 8-K (the “8-K Filing”) attaching the press releases described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or NYSE. The Company shall not, and shall cause each of its officers, directors, employees and agents, not to, provide any Investor with any such material, nonpublic information regarding the Company from and after the filing of the Press Release without the express prior written consent of such Investor.

9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.9 Benefit of the Agreement. Each of the Placement Agents is an intended third party beneficiary of the representations and warranties of each Investor set forth in Section 5 of this Agreement.

9.10 Entire Agreement. This Agreement, including the signature pages, Exhibits, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.11 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.12 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

9.13 Independent Nature of Investors’ Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Shares pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:	INVITAE CORPORATION

	By:	/s/ Shelly D. Guyer
Name: Shelly D. Guyer
Title: Chief Financial Officer

INVESTOR:

667, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner.

By:	/s/ Scott L. Lessing
Scott L. Lessing
President

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Perceptive Life Sciences Master Fund, Ltd

By:	By:

/s/ James H. Mannix
By: James H. Mannix	By:
Name/Title: COO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: PERCEPTIVE CREDIT HOLDINGS III, LP

By:	By:

/s/ Sam Chawla	/s/ James Mannix
By: Perceptive Credit Opportunities GP, LLC	By: Perceptive Credit Opportunities GP, LLC
Name/Title: Sam Chawla / Portfolio Manager	Name/Title: James Mannix / Chief Operating Officer

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: CASDIN PARTNERS MASTER FUND, L.P.	By:

/s/ Eli Casdin
By: Casdin Partners GP, LLC, its General Partner	By:
Name/Title: Eli Casdin, Managing Partner	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Capital Offshore Fund (ERISA), Ltd.

By: Redmile Group, LLC, investment manager	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: CFO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Capital Offshore Master Fund, Ltd.

By: Redmile Group, LLC, investment manager	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: CFO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Capital Offshore II Master Fund, Ltd.

By: Redmile Group, LLC, investment manager	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: CFO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Capital Fund, LP

By: Redmile Group, LLC, investment manager	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: CFO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Strategic Master Fund, LP

By: Redmile Group, LLC, investment manager	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: CFO	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Redmile Biopharma Investments II, L.P.

By: Redmile Biopharma Investments II (GP), LLC, its general partner	By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: REDMILE PRIVATE INVESTMENTS II, L.P.

By: Redmile Private Investments II (GP), LLC, its general partner By: Redmile Group, LLC, its managing member

By:

/s/ Joshua Garcia
By: Josh Garcia	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR: DEERFIELD PARTNERS, L.P.

By:	Deerfield Mgmt, L.P. General Partner By: J.E. Flynn Capital, LLC General Partner

/s/ David J. Clark
By: David J. Clark
Name/Title: Authorized Signatory

Address for Notice:

Telephone No.:

Facsimile No.:

E-mail Address:

Attention:

Delivery Instructions:
(if different than above)

c/o _______________________________

Street: ____________________________

City/State/Zip: ______________________

Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL PARTNERS, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FOUR CROSSINGS INSTITUTIONAL PARTNERS V, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL F5 MASTER I, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By: FARALLON CAPITAL (AM) INVESTORS, L.P.	By:

/s/ Philip Dreyfuss
By: Philip Dreyfuss	By:
Name/Title: Authorized Signatory	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR: DRIEHAUS EVENT DRIVEN FUND (A Series of Driehaus Mutual Funds)

By: Driehaus Event Driven Fund (A Series of Driehaus Mutual Funds)	By:

/s/ Janet McWilliams
By: Janet McWilliams	By:
Name/Title: Chief Legal Officer	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR: DRIEHAUS LIFE SCIENCES MASTER FUND, L.P.

By: Driehaus Life Sciences Master Fund, L.P.	By:

/s/ Janet McWilliams
By: Janet McWilliams	By:
Name/Title: General Counsel of Driehaus Capital Management LLC, the Investment Adviser	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR: ROCK SPRINGS CAPITAL MASTER FUND LP

By: Rock Springs General Partner LLC, its general partner

By:	By:

/s/ Kris Jenner
By: Kris Jenner	By:
Name/Title: Member	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR: FOUR PINES MASTER FUND LP

By: Four Pines General Partner LLC, its general partner

By:	By:

/s/ Kris Jenner
By: Kris Jenner	By:
Name/Title: Member	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By:	By:

/s/ Paul B. Manning
By: Paul B. Manning	By:
Name/Title:	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR: Soleus Capital Master Fund, L.P.

By: Soleus Capital, LLC, as general partner	By:

/s/ Steven Musumeci
By:	By:
Name/Title: Steven Musumeci / COO	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

INVESTOR:

By:	By:

/s/ Randal Scott
By:	By:
Name/Title: Randal Scott	Name/Title:

Address for Notice:

__________________________________

__________________________________

__________________________________

Telephone No.: _______________________

Facsimile No.: ________________________

E-mail Address: ________________________

Attention: _______________________

Delivery Instructions: (if different than above) c/o _______________________________ Street: ____________________________ City/State/Zip: ______________________ Attention: __________________________

Telephone No.: ____________________________

EXHIBIT A

Schedule of Investors

Investor Name	Number of Shares to be Purchased	Aggregate Purchase Price
BAKER BROTHERS LIFE SCIENCES, L.P	3,510,060	$59,144,511.00
667, L.P.	288,160	4,855,496.00
PERCEPTIVE LIFE SCIENCES MASTER FUND, LTD.	2,967,359	49,999,999.15
PERCEPTIVE CREDIT HOLDINGS III, LP	296,736	5,000,001.60
CASDIN PARTNERS MASTER FUND, L.P.	3,264,095	55,000,000.75
REDMILE CAPITAL OFFSHORE FUND (ERISA), LTD.	66,700	1,123,895.00
REDMILE CAPITAL OFFSHORE MASTER FUND, LTD.	1,244,487	20,969,605.95
REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.	260,400	4,387,740.00
REDMILE CAPITAL FUND, LP	512,200	8,630,570.00
REDMILE STRATEGIC MASTER FUND, LP	290,100	4,888,185.00
REDMILE BIOPHARMA INVESTMENTS II, L.P.	624,629	10,524,998.65
REDMILE PRIVATE INVESTMENTS II, L.P.	265,579	4,475,006.15
DEERFIELD PARTNERS, L.P.	890,208	15,000,004.80
FARALLON CAPITAL PARTNERS, L.P.	75,668	1,275,005.80
FARALLON CAPITAL INSTITUTIONAL PARTNERS, L.P.	183,976	3,099,995.60
FARALLON CAPITAL INSTITUTIONAL PARTNERS II, L.P.	38,576	650,005.60
FARALLON CAPITAL INSTITUTIONAL PARTNERS III, L.P.	16,320	274,992.00
FOUR CROSSINGS INSTITUTIONAL PARTNERS V, L.P.	23,739	400,002.15
FARALLON CAPITAL OFFSHORE INVESTORS II, L.P.	216,617	3,649,996.45
FARALLON CAPITAL F5 MASTER I, L.P.	28,190	475,001.50
FARALLON CAPITAL (AM) INVESTORS, L.P.	10,386	175,004.10
DRIEHAUS EVENT DRIVEN FUND (A SERIES OF DRIEHAUS MUTUAL FUNDS)	148,368	2,500,000.80
DRIEHAUS LIFE SCIENCES MASTER FUND, L.P.	148,368	2,500,000.80
ROCK SPRINGS CAPITAL MASTER FUND LP	287,834	4,850,002.90
FOUR PINES MASTER FUND LP	8,902	149,998.70
PAUL B. MANNING	296,736	5,000,001.60
SOLEUS CAPITAL MASTER FUND, L.P.	296,736	5,000,001.60
RANDAL SCOTT	59,347	999,996.95
TOTAL	16,302,476	$275,000,020.60